UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2008

RAM Holdings Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-32864	Not Applicable
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

RAM Re House
46 Reid Street
Hamilton HM 12 Bermuda
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (441) 296-6501

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

                  On May 19, 2008, RAM Holdings Ltd. (the “Company”) issued a press release containing unaudited interim financial information and accompanying discussion for the quarter ended March 31, 2008. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

Item 7.01.	Regulation FD Disclosure.

                  The following information is being furnished under Item 7.01, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                  On our conference call to discuss our interim financial information and accompanying discussion for the quarter ended March 31, 2008 scheduled for May 20, 2008, we intend to refer to a Summary of Mortgage and Collateralized Debt Obligation Exposure as of March 31, 2008 posted in the Investor Information section of our website. The Summary of Mortgage and Collateralized Debt Obligation Exposure is included in the Management Discussion & Analysis section of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 and the associated RAM U.S. Mortgage Portfolio and RAM Re CDO Portfolio Tables are furnished as Exhibit 99.2 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

          The following material is furnished as an exhibit to this Current Report on Form 8-K:

(d)	Exhibits

	No. 99.1	Press Release dated May 19, 2008
	No. 99.2	RAM U.S. Mortgage Portfolio and RAM Re CDO Portfolio Tables

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAM Holdings Ltd.
(Registrant)

Dated: May 19, 2008	By:	/s/ Victoria Guest

	Name:	Victoria Guest
	Title:	General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Unaudited interim financial statements and accompanying discussion for the three moths ended March 31, 2008 contained in the press release issued by the Registrant on May 19, 2008.
99.2	RAM U.S. Mortgage Portfolio and RAM Re CDO Portfolio Tables